EXHIBIT 10.15

                                                     IN THE CIRCUIT COURT OF THE
                                                     EIGHTEENTH JUDICIAL CIRCUIT
                                                     IN AND FOR SEMINOLE COUNTY,
                                                     FLORIDA

                                                     CASE NO. CI03-CA-1315-16-L

EMPIRE FINANCIAL HOLDING
COMPANY,

         Plaintiff,

vs.

RICHARD L. GOBLE,

         Defendant.

________________________________________/
RICHARD GOBLE, individually, as trustee
of the Goble First Revocable Trust dated
5/13/1999, and derivatively on behalf of EMPIRE FINANCIAL HOLDING COMPANY,

         Counter-Plaintiff/Third Party Plaintiff,

vs.

EMPIRE FINANCIAL HOLDING COMPANY,

         Counter-Defendant,

and

KEVIN GAGNE, JOHN J. TSUCALAS,
HENRY DREIFUS and BRADLEY GORDON,

         Third-Party Defendants.
________________________________________/

                NOTICE OF ELECTION TO PURCHASE SHARES INSTEAD OF
               DISSOLUTION AND APPLICATION TO DETERMINE FAIR VALUE
               ---------------------------------------------------

         Plaintiff/Counter-Defendant, EMPIRE FINANCIAL HOLDING COMPANY ("EMPIRE"), pursuant toss.607.1436, Fla. Stat. (2002), hereby gives notice of its election to purchase all shares (the "GOBLE SHARES") beneficially owned by Plaintiff, RICHARD L. GOBLE, individually, as trustee of the Goble First Revocable Trust dated 5/13/1999, and derivatively on behalf of EMPIRE ("collectively GOBLE"), in EMPIRE, and in support states:

         1. EMPIRE is a corporation organized and existing under the laws of the State of Florida maintaining its principal address at 1385 W. State Road 434, Longwood, Florida 32750.

         2. GOBLE commenced this action seeking the judicial dissolution of EMPIRE pursuant toss. 607.1430(2), Fla. Stat. (2002) on or about June 29, 2003.

         3. Pursuant to ss. 607.1436, Fla. Stat. (2002), EMPIRE gives this written notice of its election to purchase the GOBLE SHARES beneficially owned by GOBLE in EMPIRE.

         4. EMPIRE gives further notice that as a result of GOBLE's petition, pursuant to ss. 607.1436, GOBLE may not discontinue or settle this proceeding nor may GOBLE sell or otherwise dispose of the GOBLE SHARES, unless this Court determines that it would be equitable to EMPIRE to permit such discontinuance, settlement, sale, or other disposition.

         5. EMPIRE agrees that during the 60 days following this election, it shall seek an agreement with GOBLE as to the fair value and terms of the purchase of the GOBLE SHARES in EMPIRE. If such agreement cannot be reached, then EMPIRE requests that this Court, pursuant to ss. 607.1436(4), Fla. Stat.
(2002), determine the fair value of the GOBLE SHARES as of the day before the initial petition was filed commencing this action or as of such other date as this Court deems appropriate under the circumstances.

         6. Upon determining the fair value of the GOBLE SHARES, EMPIRE requests that this Court enter an order directing the purchase of the GOBLE SHARES upon such terms and conditions as the Court deems appropriate, including payment of the purchase price in installments.

                                        GREENBERG TRAURIG, P.A.
                                        Attorneys for Counter-Defendant and
                                        Third-Party Defendants
                                        450 South Orange Avenue, Ste. 650
                                        P.O. Box 4923
                                        Orlando, FL  32802-4923
                                        Telephone: (407) 418-2383
                                        Facsimile: (407) 841-1295


                                        By: /s/ David S. Oliver
                                            ------------------------
                                            David S. Oliver, Esq.
                                            Florida Bar No.:  521922


                             CERTIFICATE OF SERVICE
                             ----------------------

         I HEREBY CERTIFY that a true and correct copy of the foregoing Notice of Election to Purchase Instead of Dissolution and Application to Determine Fair Value has been furnished via hand delivery this 20th day of August, 2003, to Seth Rodner, Esq., and/or Michael Lamont, Esq., Fowler White Boggs Banker, P.A., 501 East Kennedy Blvd., Suite 1700, Tampa, Florida 33602; and via facsimile to Eric Lee, Esq., Lee & Amtzis, P.L., 350 N.W. 12th Avenue, Ste. 150, Deerfield Beach, Florida 33442.


                                        /s/ David S. Oliver
                                        -------------------
                                        David S. Oliver